CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Foamex International Inc. on Form 10-Q for the period ended September 28, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Domenic N. Golato, Interim Chief Financial Officer of Foamex International Inc., certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Foamex International Inc.

/s/ Domenic N. Golato

Domenic N. Golato

Interim Chief Financial Officer

November 7, 2008